Schedule of Investments (unaudited)	iShares® MSCI UAE ETF
November 30, 2021	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 2.3%
Aramex PJSC	560,505	$592,486

Airlines — 2.3%
Air Arabia PJSC(a)	1,491,581	588,819

Banks — 38.2%
Abu Dhabi Commercial Bank PJSC	522 296	1 207 142
Abu Dhabi Islamic Bank PJSC	602,709	1,063,285
Dubai Islamic Bank PJSC	701,325	983,298
Emirates NBD Bank PJSC	300,872	1,081,655
First Abu Dhabi Bank PJSC	1,084,362	5,647,820
		9,983,200
Building Products — 1.7%
National Central Cooling Co. PJSC	220,015	149 747
Ras Al Khaimah Ceramics	380,782	287,160
		436,907
Capital Markets — 3.1%
Dubai Financial Market PJSC(a)	919,802	601,199
SHUAA Capital PSC	1,095,899	213,344
		814,543
Construction & Engineering — 0.4%
Arabtec Holding PJSC(b)	2,433,366	7
Drake & Scull International PJSC(a)(b)	2,972,998	104,817
		104,824
Diversified Financial Services — 3.4%
Al Waha Capital PJSC	1,022,046	460,220
Amanat Holdings PJSC(a)	1,080,462	336,497
Gulf General Investment Co.(b)	7,295,803	94,547
		891 264
Diversified Telecommunication Services — 26.1%
Al Yah Satellite Communications Co.(a)	514,621	388,092
Emirates Telecommunications Group Co. PJSC	739,1 43	6,427,812
		6,815,904
Energy Equipment & Services — 0.4%
Lamprell PLC	258,456	109,995

Food Products — 1.8%
Agthia Group PJSC	311,764	477,069

Health Care Providers & Services — 0.0%
NMC Health PLC(b)	112,588	2
Security	Shares	Value

Industrial Conglomerates — 2.4%
Dubai Investments PJSC	1,242,492	$639,756

Oil, Gas & Consumable Fuels — 2.4%
Dana Gas PJSC	2,149,361	617,059

Real Estate Management & Development — 10.7%
Aldar Properties PJSC	1,017,234	1,111,893
Deyaar Development PJSC	744318	85,311
Emaar Development PJSC(a)	21,106	26,280
Emaar Properties PJSC	816,249	1,041,872
Eshraq Investments PJSC	1,230,916	128,014
RAK Properties PJSC	1,058,853	212,808
Union Properties PJSC	2,270,995	196,291
		2 802 469
Specialty Retail — 3.7%
Abu Dhabi National Oil Co. for Distribution PJSC	855,500	964,246

Thrifts & Mortgage Finance — 0.5%
Amlak Finance PJSC	648,277	120,015

Total Common Stocks — 99.4%
(Cost: $22,143,828)		25,958,558

Short-Term Investments

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.00%(c)(d)	30,000	30,000

Total Short-Term Investments — 0.1%
(Cost: $30,000)		30,000

Total Investments in Securities — 99.5%
(Cost: $22,173,828)		25,988,558

Other Assets, Less Liabilities — 0.5%		128,625

Net Assets — 100.0%		$26,117,183

(a)	Non-income producing security.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	Affiliate of the Fund.

(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended November 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 11/30/21	Shares Held at 11/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$70,000	$—	$(40,000	)(a)	$—	$—	$30,000	30,000	$1	$—

(a)	Represents net amount purchased (sold).

Schedule of Investments (unaudited) (continued)	iShares® MSCI UAE ETF
November 30, 2021

Derivative Financial Instruments Outstanding as of Period End Futures Contracts

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	2	12/17/21	$121	$(25)

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 - Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•	Level 2 - Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•	Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the BlackRock Global Valuation Methodologies Committee’s (the “Global Valuation Committee’s”) assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of financial instruments, refer to its most recent financial statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Common Stocks	$3,884,684	$21,874,501	$199,373	$25,958,558
Money Market Funds	30,000	—	—	30,000
	$3,914,684	$21,874,501	$199,373	$25,988,558
Derivative financial instruments(a)
Liabilities
Futures Contracts	$(25)	$—	$—	$(25)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Schedule of Investments (unaudited) (continued)	iShares® MSCI UAE ETF
November 30, 2021

A reconciliation of Level 3 financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Common Stocks
Opening balance, as of August 31, 2021	$226,161
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)	(26,788)
Purchases	—
Sales	—
Closing balance, as of November 30, 2021	$199,373
Net change in unrealized appreciation (depreciation) on investments still held at November 30, 2021(a)	$(26,788)

(a) Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at November 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

Portfolio Abbreviations - Equity

PJSC	Public Joint Stock Company

3